UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)

(248) 489-9300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On May 1, 2019, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the first quarter ended March 31, 2019.  A copy of the press release is attached hereto as Exhibit 99.1. On May 2, 2019, members of the Company’s management will hold a first quarter 2019 earnings conference call to discuss the Company’s financial results and the presentation attached hereto as Exhibit 99.2, will accompany management’s comments.

The press release and earnings conference call presentation contain certain non-GAAP financial measures Adjusted Gross Profit, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income (“Adjusted Net Income”), Adjusted Earnings per Diluted Share (“Adjusted EPS”), Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Adjusted Income Before Tax and Adjusted Tax Rate. Management believes that the presentation of the non-GAAP financial measures used in the press release and earnings conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Gross Profit, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted Income Before Tax and Adjusted Tax Rate non-GAAP financial measures facilitate a period to period comparison of operating results by excluding significant unusual, non-recurring items in 2019 and 2018. For 2019, these items relate to the after-tax and pre-tax step-up in fair value of the earn-out consideration related to the acquisition of the remaining 26% minority interested in PST, after-tax and pre-tax business realignment costs, the after-tax impact of state tax valuation allowance release, after-tax and pre-tax gain in fair value of equity investment, after-tax and pre-tax restructuring costs and after-tax and pre-tax divestiture costs. For 2018, these items relate to the pre-tax step-up in fair value of the earn-out considerations related to the acquisitions of Orlaco and the remaining 26% minority interested in PST, the pre-tax step-up in acquired Orlaco inventory, pre-tax business realignment costs, and the pre-tax property, plant and equipment gain on insurance proceeds. EBITDA represents the sum of net income, interest, income taxes, depreciation and amortization. These non-GAAP financial measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures used by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Gross Profit, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted Income Before Tax and Adjusted Tax Rate should not be considered a substitute for Gross Profit, Operating Income, Operating Margin, Net Income, Earnings per Share, Income Before Tax or Tax Rate prepared in accordance with GAAP.

ITEM 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated May 1, 2019, announcing results for the first quarter ended March 31, 2019

99.2	First quarter 2019 results earnings conference call presentation dated May 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 1, 2019	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)